UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

PARKE BANCORP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 16, 2020

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Parke Bancorp, Inc., we invite you to attend our Annual Meeting of Shareholders to be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 21, 2020, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. ALTERNATIVELY, YOU CAN VOTE ONLINE AT WWW.INVESTORVOTE.COM/PKBK OR VOTE BY CALLING 1-800-652-VOTE (8683). This will not prevent you from voting in person at the meeting, but it will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Vito S. Pantilione
President and Chief Executive Officer

PARKE BANCORP, INC.

601 DELSEA DRIVE

WASHINGTON TOWNSHIP, NEW JERSEY 08080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 21, 2020

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Parke Bancorp, Inc. (the “Company”) will be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 21, 2020, at 10:00 a.m. for the following purposes:

1.	To elect four directors each to serve a three-year term;
2.	To approve the Parke Bancorp, Inc. 2020 Equity Incentive Plan;
3.	To ratify the appointment of RSM US LLP as our independent auditor for the fiscal year ending December 31, 2020;
4.	To approve an advisory (non-binding) proposal regarding our executive compensation;
5.	To vote on a non-binding advisory proposal regarding the frequency with which stockholders should vote on the Company’s executive compensation; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 11, 2020, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU CAN VOTE ONLINE OR BY TELEPHONE. YOU SHOULD HAVE THE PROXY CARD AVAILABLE IF USING THE INTERNET OR TELEPHONE VOTING METHODS AS IT CONTAINS IMPORTANT INFORMATION FOR LOGGING INTO THE VOTING SYSTEMS AND COMPLETING YOUR PROXY.

YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Linda A. Kaiser
Corporate Secretary

Washington Township, New Jersey

March 16, 2020

Important Notice Regarding Internet

Availability of Proxy Materials

For the Shareholder Meeting to be

Held on April 21, 2020

The Proxy Statement and Annual Report to

Shareholders are available at www.investorvote.com/pkbk

PROXY STATEMENT

OF

PARKE BANCORP, INC.

601 DELSEA DRIVE

WASHINGTON TOWNSHIP, NEW JERSEY 08080

ANNUAL MEETING OF SHAREHOLDERS

April 21, 2020

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parke Bancorp, Inc. (the “Company”), the bank holding company for Parke Bank, a New Jersey chartered commercial bank (the “Bank”), to be used at the Annual Meeting of Shareholders to be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 21, 2020, at 10:00 a.m. (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 16, 2020.

At the Annual Meeting, shareholders will consider and vote upon (i) the election of four directors of the Company each to serve a three-year term; (ii) approval of the Parke Bancorp, Inc. 2020 Equity Incentive Plan; (iii) the ratification of the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020; (iv) an advisory (non-binding) proposal regarding executive compensation; and (v) a non-binding advisory proposal regarding the frequency with which shareholders should vote on the Company’s executive compensation.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, par value $0.10 per share (the “Common Stock”), as of the close of business on March 11, 2020 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 11,849,263 shares of Common Stock were outstanding. Each share of Common Stock has one vote on each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by internet or telephone voting. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominees for directors, “FOR” approval of the Parke Bancorp, Inc. 2020 Equity Incentive Plan, “FOR” the ratification of the appointment of RSM US LLP as our independent auditors, “FOR” the advisory proposal regarding executive compensation and “FOR” the option that the say on pay proposal be considered every three years.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote at the Annual Meeting you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I), the approval of the Parke Bancorp, Inc. 2020 Equity Incentive Plan (Proposal II), the advisory proposal regarding executive compensation (Proposal IV) or the option that the say on pay proposal be considered every three years (Proposal V), without specific instructions from you as to how to vote because they are not considered a “routine” matters under applicable rules.

Vote Required

Business can only be transacted at the Annual Meeting if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you execute a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors (Proposal I), you may vote in favor of the nominee or withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the Parke Bancorp, Inc. 2020 Equity Incentive Plan (Proposal II), ratify the appointment of RSM US LLP as our independent auditors (Proposal III), approve the advisory (non-binding) proposal regarding executive compensation (Proposal IV), and approve the non-binding advisory proposal regarding the frequency with which shareholders should vote on the Company’s executive compensation (Proposal V), you may vote in favor of the proposals, against the proposals or abstain from voting. To be approved, these proposals require the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding their ownership. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
Directors and Executive Officers As a Group (14 persons)	1,451,259 (3)	12.18%

(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named persons or group exercise sole voting or investment power over the shares of Common Stock.

(2)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire within 60 days of the Record Date through the exercise of options or otherwise.

(3)

Includes 63,389 shares of Common Stock that may be acquired pursuant to the exercise of options and 4,813 shares of Common Stock that may be acquired upon a full conversion of Series B Preferred Stock, in each case, within 60 days of the Record Date.

PROPOSAL I – ELECTION OF DIRECTORS

On January 21, 2020, Elizabeth A. Milavsky was appointed to the Board of Directors upon her retirement as Executive Vice President and Chief Operating Officer of the Company. As a result, the Board of Directors currently consists of ten members divided into three classes and such classes are required to be as nearly equal in number as possible. Directors are elected for three-year terms, or until their successors are elected and qualified. At the Annual Meeting, shareholders will consider and vote upon the election of four directors whose terms expire in 2020, each to serve a three-year term.

It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive and other senior officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

Name	Age at December 31, 2019	Year First Elected or Appointed	Term of Office Expires	Shares of Common Stock Beneficially Owned(1)		Percent Of Class

BOARD NOMINEE FOR TERM TO EXPIRE IN 2023
Celestino R. Pennoni	82	2005	2020	371,839	(2)	3.13%
Vito S. Pantilione	68	2007	2020	318,876	(3)	2.69%
Edward Infantolino	72	2007	2020	159,244	(4)	1.34%
Elizabeth A. Milavsky	68	2020	2020	50.692	(5)	*

DIRECTORS CONTINUING IN OFFICE
Fred G. Choate	74	2005	2019	15,085	(6)	*
Jeffrey H. Kripitz	68	2007	2019	384,525	(7)	3.24%
Jack C. Sheppard, Jr.	66	2007	2019	188,668	(8)	1.59%
Daniel J. Dalton	70	2005	2021	181,655		1.53%
Arret F. Dobson	48	2007	2021	181,988	(9)	1.53%
Anthony J. Jannetti	82	2007	2021	207,945	(10)	1.75%

EXECUTIVE AND OTHER SENIOR OFFICERS WHO ARE NOT DIRECTORS
John F. Hawkins Senior Vice President and Chief Financial Officer	65	N/A	N/A	8,243	(11)	*
Ralph Gallo Senior Vice President	62	N/A	N/A	844	(12)	*
Paul E. Palmieri Senior Vice President	61	N/A	N/A	69,980	(13)	*
Nicholas J. Pantilione Senior Vice President	34	N/A	N/A	2,391	(14)	*

*	Less than 1%
(1)

Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership and shares that may be acquired pursuant to the exercise of options and shares that may be acquired upon a full conversion of the Series B Preferred Stock, in each case, within 60 days of the Record Date

(2)	Includes 13,182 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(3)	Includes 13,182 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(4)	Includes 6,867 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5)	Includes 6,918 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(6)

Includes 9,503 shares of Common Stock that may be acquired pursuant to the exercise of options and 3,438 shares of Common Stock that may be acquired upon a full conversion of Series B Preferred Stock, in each case, within 60 days of the Record Date.

(7)	Includes 6,867 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(8)	Includes 6,867 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(9)	Includes 6,867 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(10)	Includes 6,867 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(11)

Includes 6,479 shares of Common Stock that may be acquired pursuant to the exercise of options and 1,375 shares of Common Stock that may be acquired upon a full conversion of Series B Preferred Stock, in each case, within 60 days of the Record Date.

(12)	Includes 440 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(13)	Includes 4,777 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(14)	Includes 935 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating Committee and the Board to nominate the individual for re-election to the Board in 2020 and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:

Celestino R. (“Chuck”) Pennoni. Mr. Pennoni is currently Chairman of the Board of Directors of the Company and the Bank. From 1966 to the present, Mr. Pennoni has been Chairman, President and Chief Executive Officer of Pennoni Associates, a consulting engineering firm headquartered in Philadelphia with over 1,200 employees in 35 offices in the Atlantic Coast region of the United States, a firm founded by Mr. Pennoni in 1966. He is also President Emeritus and past Chairman of the Board of Trustees of Drexel University, where he earned a Bachelor’s of Science and Master of Sciences degrees in civil engineering and was awarded an honorary doctorate. Mr. Pennoni has also twice served as Interim President of Drexel University. Mr. Pennoni is also past President of the American Society of Civil Engineers, the Accreditation Board for Engineering and Technology, and The United Engineering Trustees. He was inducted into the National Academy of Engineering in 2000 and is a licensed professional engineer. He has also consecutively served on three bank boards since 1985. Mr. Pennoni’s years of business and academic experience and accomplishments has greatly enhanced the Company through his leadership of the Board.

Vito S. Pantilione. Mr. Pantilione has served as the Company’s President and Chief Executive Officer and a director since its formation in 2005. From the time of the Bank’s formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the President and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1991 to 1994, he was employed as President of First Commercial Bank of Philadelphia. In addition, he previously was the President and owner of Interstate Mortgage Management, a mortgage brokerage company located in Southern New Jersey, and was the Executive Vice President of First Federal Savings of Hammonton. Mr. Pantilione was a past member of the Federal Reserve Bank of Philadelphia’s Community Depository Institution Advisory Council. Mr. Pantilione received an Honorary Doctorate from Philadelphia University in recognition of his many accomplishments in the areas of Finance and Banking. Mr. Pantilione’s financial industries experience and expertise has been invaluable to the Company. Mr. Pantilione is the father of Nicholas J. Pantilione, Senior Vice President.

Dr. Edward Infantolino. Dr. Infantolino has served as President of Ocean Internal Medicine Associates, P.A. and he is now retired from the practice of medicine in Atlantic City and Somers Point,

New Jersey. He first opened his medical practice in New Jersey in 1977. Dr. Infantolino is president of the Atlantic Investment Club. He has a license to sell real estate in Florida and in New Jersey. He is a member of the National Association of Realtors, the New Jersey Association of Realtors and the Atlantic City and County Board of Realtors. He is a member of the Orlando Regional Realtors Association. Dr. Infantolino is the owner and principal broker of Key Land Development Company LLC in Celebration, Florida. He was on the Board of Premium Federal Savings Bank in New Jersey until it was sold. Dr. Infantolino’s business, banking, and real estate background is an asset to the Board of Directors.

Elizabeth A. Milavsky. On January 21, 2020, Ms. Milavsky, who joined the Bank in 2004, retired from her position as Executive Vice President and Chief Operating Officer responsible for administration of all areas of Bank operations, human resources, information technology, and compliance. Ms. Milavsky’s banking career started in 1969 at Aetna Federal S&L at an entry level position. She worked in various departments and rose to the level of Vice President until the bank merged in 1982 with Roxborough Manayunk Bank in Philadelphia, Pennsylvania. She continued her career at Roxborough where she was appointed as Senior Vice President of Operations. Her responsibilities included Electronic Banking, Information Technology, Retirement and Check Processing Departments, as well as the operations of the retail branch network. Her detailed knowledge of the Company and the Bank and her many years of experience in the banking industry makes her a significant asset to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

Fred G. Choate. Mr. Choate is the President and controlling shareholder of Greater Philadelphia Venture Capital Corporation, a position he has held since 1997. From 1987 to 1997, Mr. Choate was a principal in Sandhurst Company, a venture capital fund. Mr. Choate is a director of FIS Group, a fund of funds servicing large institutional investors with over $9 billion under advisory. Mr. Choate was a director of Escalon Medical Corp. (Nasdaq: ESMC), a medical products company. Mr. Choate has also served on the audit committee of the board of directors of another financial institution. He is a member of the Institute of Directors of the United Kingdom. Mr. Choate has an extensive financial background and audit committee experience with other companies and make him an asset to the Board of Directors.

Jeffrey H. Kripitz. Mr. Kripitz is the owner and operator of Jeff Kripitz Agency in Northfield, New Jersey. He specializes in employee benefits such as life, health and long-term care insurance for both businesses and individuals. He was the former President of the Federation of Jewish Agencies of Atlantic and Cape May counties and serves as the chairman of their life and legacy program. Mr. Kripitz’s risk experience and exposure to multiple industries and businesses greatly enhances the depth of the Board of Directors.

Jack C. Sheppard, Jr. From 1983 to 2013, Mr. Sheppard was an Executive Vice President with Bollinger, Inc., a New Jersey-based insurance brokerage providing a full range of insurance products. He is currently an Area Senior Vice President with Arthur J. Gallagher & Company in Mt. Laurel, New Jersey. He currently serves on the Board of Directors of Acenda Integrated Healthcare, Chair of the Quality & Safety Committee and Abilities Solutions. Mr. Sheppard holds the CPIA designation (Certified Professional Insurance Agent) and is a life member of the American Insurance Marketing & Sales Society (AIMS). Mr. Sheppard’s insurance and risk management experience along with his extensive community involvement strengthens the Board and its understanding and management of risk.

Daniel J. Dalton. Mr. Dalton retired as a salesperson for Brown & Brown, of New Jersey, a full-service insurance agency with offices throughout the state of New Jersey. He was President of Dalton

Insurance Agency, LLC from 1997 to 2007. Mr. Dalton periodically serves as an Adjunct Professor in the Department of Political Science and Economics at Rowan University. Mr. Dalton served as the New Jersey Secretary of State from 1992 through 1994 and served in both the New Jersey State Senate and Legislative Assembly. He was a founding Director and past President of the Boys and Girls Club of Gloucester County. He is a member of the Board of Trustees of Jefferson Health System of New Jersey. He also has served as a Board member of the New Jersey Casino Reinvestment Development Authority. The political and business experience that Mr. Dalton possesses enhances the depth of the Board.

Arret F. Dobson. From 1989 to the present, Mr. Dobson has been a builder and land developer, developing numerous residential and commercial projects. Mr. Dobson is President and operating partner of the White Oaks Country Club located in Newfield, New Jersey. Mr. Dobson is also the co-owner of Dobson Turf Management, a company specializing in athletic field construction and maintenance serving colleges, universities, municipalities, school districts and golf courses in the tri-state area. The diversified professional background of Mr. Dobson supports the Company’s understanding of business trends.

Anthony J. Jannetti. Mr. Jannetti is Founder and Chairman of Anthony J. Jannetti, Inc., a national health care marketing, communications, publishing and management firm located in Pitman, New Jersey. Mr. Jannetti currently serves on the Board of Trustees for the Nursing Economics Foundation. He formerly served as the Chairman of the Foundation of the National Student Nurses Association, and the Banner Health Education Foundation. Mr. Jannetti is also a member of The American Society of Association Executives, The Health Care Marketing and Communications Counsel and The Professional Convention and Management Association. He is also an Honorary Member of many national nursing associations. Mr. Jannetti’s business and marketing background and expertise has been instrumental in steering the Bank’s marketing committee.

Executive and Other Senior Officers Who Are Not Directors:

John F. Hawkins. Mr. Hawkins is Executive Vice President and Chief Financial Officer. He joined the Bank in 2008 as Controller. Prior to joining the Bank, he was Controller for Susquehanna Bank DV, headquartered in Camden from 2006 to 2008. Mr. Hawkins was Senior Vice President/Investment Officer at Minotola National Bank from 1993 to 2006. Mr. Hawkins has over 28 years’ experience in banking with a career focus on asset and liability management, planning, analytics and financial reporting.

Ralph “Guy” Gallo. Mr. Gallo is Executive Vice President and Chief Operating Officer and he joined the Bank in 2010. He is responsible for the risk management operations of the Bank including IT, BSA and bank operations. He has over thirty-five years of banking experience primarily in banking operations and customer relationship management. As a Vice President at Mellon Bank, he managed Lockbox, Research & Adjustments and International Operations supporting commercial banking customers. As a Vice President at Image Remit, he managed a private label multi-state lockbox operation supporting regional banks in the Northeast US.

Paul E. Palmieri. Mr. Palmieri is Chief Credit Officer and Senior Vice President and joined Parke Bank in 2004. He has more than forty-two years of banking and accounting experience in the Greater Philadelphia market. Prior to joining the Bank, he was a Vice President and Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996. Mr. Palmieri was a staff accountant at Fedele and Company, CPAs of Upper Darby from 1989 to 1992. Mr. Palmieri was employed by various local banks in the Philadelphia market from 1977 to 1988.

Nicholas J. Pantilione. Mr. Pantilione is Senior Vice President and Chief Lending Officer. He joined the Company in 2005 through an internship while attending Rowan University and started fulltime with the Bank in 2009. Mr. Pantilione has ten years of lending experience and currently manages a lending staff of 8 people, which includes 6 loan officers, as well as 1 staffer for marketing. Prior to the Bank, Mr. Pantilione attended Stockton University where he earned a Bachelors Degree in Finance and played on the Varsity Baseball Team. Mr. Pantilione is the son of Vito S. Pantilione, President and Chief Executive Officer.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all non-employee Directors, other than Elizabeth A. Milavsky, are independent in accordance with the requirements of Nasdaq rules. All Board members who serve on the Audit Committee, the Compensation Committee and the Nominating Committee are non-employee Directors and deemed independent. The Board of Directors has determined that Director Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

Director Attendance

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2019, the Board of Directors met a total of eleven times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2019.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to all directors, officers and employees of the Company and the Bank. The Code of Ethics is available on the Investor Relations page of the Company’s website, www.parkebank.com. It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Committees of the Board of Directors

Nominating Committee. The nominating committee consists of Directors Choate, Dalton, Dobson and Infantolino. The Nominating Committee met one time during the fiscal year ended December 31, 2019. The Board of Directors has adopted a written nominating committee charter for the Nominating Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 60 days prior to the anniversary date of the prior year’s annual meeting. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages. The committee and the Board of Directors may consider diversity in market knowledge, experience, employment, and other factors.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee is comprised of Directors Choate, Dalton, Dobson, Infantolino, Jannetti, Kripitz, Pennoni and Sheppard. The Committee met one time during the 2019 fiscal year. The Board of Directors has adopted a written compensation committee charter for the Compensation Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee is comprised of Directors Choate, Dalton, Dobson, and Sheppard. The Committee met four times in fiscal year 2019. The Board of Directors has adopted a written audit committee charter for the Audit Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Fred G. Choate is an Audit Committee “financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Choate is considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements for audit committee members.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All of the nine Board members attended the 2019 annual meeting of shareholders.

Board Leadership Structure and Role in the Risk Management Process

Director Vito S. Pantilione serves as Chief Executive Officer of the Company and Director Celestino R. Pennoni serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President allows the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its Audit, Loan and Asset/Liability and Risk committees and, when necessary, special meetings of independent directors.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer and the two other highest paid executive officers whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2019, exceeded $100,000 for services rendered in all capacities to the Company and the Bank. There was no non-equity incentive compensation received by the named executive officers (“NEOs”) during any of the periods presented.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Vito S. Pantilione	2019	$812,282	$500,000	$—	$173,544	$57,266	$1,543,092
President and	2018	$738,700	$330,000	$45,960	$147,027	$60,933	$1,322,620
Chief Executive Officer
John F. Hawkins	2019	$253,464	$115,000	$—	$101,778	$25,282	$495,524
Senior Vice President and	2018	$242,200	$90,000	$5,745	$194,959	$24,428	$557,332
Chief Financial Officer
Elizabeth Milavsky(3)	2019	$315,037	$150,000	$—	$187,420	$22,282	$674,739
Executive Vice President and	2018	286,500	$115,000	$5,745	$178,795	$21,588	$607,628
Chief Operating Officer

(1)

Represents the option grant date fair value of $3.83 per share calculated using the Black-Scholes option pricing model. The assumptions used in the option pricing model included: the past trading range of the Common Stock; a volatility rate of 20%; expected option life of 5 years; risk-free interest rate of 2.85%; and a dividend rate of 2.12%. Messrs. Pantilione and Hawkins received options to purchase 12,000 and 1,500 shares respectively, at a per share exercise price of $22.15. Ms. Milavsky received options to purchase 1,500 shares at a per share exercise price of $22.15. All three option grants vest in increments of 20% on each of the five anniversaries of the date of grant.

(2)	All other compensation consists of the following for the year ended December 31, 2019:

	401k Match	Automobile Expense/ Allowance	Insurance Premiums	Total
Vito S. Pantilione	$8,400	$35,666	$13,200	$57,266
John F. Hawkins	8,400	10,800	6,082	25,282
Elizabeth Milavsky	8,400	7,800	6,082	22,282

(3)	Ms. Milavsky retired as Executive Vice President and Chief Operating Officer on January 21, 2020.

Outstanding Option Awards at Fiscal Year End. The following table sets forth information concerning outstanding option awards of the NEOs at December 31, 2019. Stock option amounts and prices have been adjusted for the stock dividend paid in May of 2018 and March 2020. There were no outstanding stock awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Vito S. Pantilione	10,542	$7,028	$7.81	January 19, 2026
	2,640	10,560	20.14	August 22, 2028
John F. Hawkins	6,149	4,099	7.81	January 19, 2026
	330	1,320	20.14	August 22, 2028
Elizabeth Milavsky(1)	6,588	4,392	7.81	January 19, 2026
	330	1,320	20.14	August 22, 2028

(1)	Retired as of January 21, 2020.

Supplemental Executive Retirements Plans. The Bank implemented a Supplemental Executive Retirement Plan (“SERP”) effective January 1, 2003 for Vito S. Pantilione, President and Chief Executive Officer. Under Mr. Pantilione’s SERP, retirement benefits are payable to him commencing upon retirement after attainment of age 60 at the rate of 50% of his highest base salary paid while an employee of the Bank for the remainder of his life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten-year period. Such benefits are in addition to any social security benefits. Benefits under the plan may be paid in the form of a lump sum on an actuarially equivalent basis. At December 31, 2019, the Bank had a total accrued liability of $3.6 million with respect to benefits payable under Mr. Pantilione’s SERP. Benefits under the SERP will be a tax-deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

On January 19, 2016, the Bank approved SERPs for Ms. Elizabeth A. Milavsky, Executive Vice President and Chief Operating Officer, and John F. Hawkins, Senior Vice President and Chief Financial Officer. Such SERP benefits when aggregated with projected Social Security benefits and Bank contributions to the 401(k) plan are projected to provide each participant with a target total retirement benefit of 35% of final three year average salary upon retirement on or after December 31, 2019. Pursuant to the terms of the SERP for Ms. Milavsky, she will earn an annual supplemental retirement benefit equal to 23.23% of her highest base salary in effect prior to retirement payable as a life annuity, with a minimum of an aggregate of ten annual payments certain payable to the officer or the officer’s beneficiary. Mr. Hawkins’ SERP benefit is calculated as 25.09% of his highest annual base salary. Such benefits will be vested upon completion of additional years of continuous employment with the Bank through December 31, 2019. The projected annual benefit upon retirement on or after December 31, 2019, is $72,199 and $65,312 per year for each of Ms. Milavsky and Mr. Hawkins, respectively. In the event of the Executive’s death prior to retirement, the Executive’s beneficiary will receive an alternative benefit equal to the annual retirement benefit for a period of ten years following the death of the Executive. Such SERP benefits shall be vested upon a change of control of the Company or the Bank or upon the Executive’s termination of employment as a result of disability prior to December 31, 2019.

Potential Payments Upon Termination or Change-in-Control. As described below, certain of the NEOs are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the NEOs at, following, or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

Name and Plan	Voluntary Good Reason Termination	Normal Retirement(1)	Involuntary Not For Cause Termination(2)	For Cause Termination	Change-in Control Termination(3)	Disability(4)	Death(5)
Vito S. Pantilione	$3,691,846	$415,272	$3,691,846	$—	$3,691,846	$2,436,846	$1,824,564
John F. Hawkins	—	65,312	—	—	921,160	—	706,928
Elizabeth Milavsky(6)	—	72,199	—	—	1,162,593	—	830,074

(1)	Represents normal retirement projected annual payments under the SERP Plans. Mr. Pantilione may retire at any time and Mr. Hawkins and Ms. Milavsky may retire at or after December 31, 2019.
(2)	These payments represent a maximum lump sum payment to the NEOs upon termination of their contract.
(3)	Amounts may be subject to reduction if such payments would exceed the tax-deductible limits under Section 280G of the Internal Revenue Code.
(4)

The disability payment includes disability insurance payments and continuation of Company compensation on an annual basis for the remainder of the NEO’s term of employment contract (minimum of 2 years up to a maximum of 3 years).

(5)	Death benefits represent total life insurance payments that would be paid out to the NEO’s heirs.
(6)	Retired as of January 21, 2020.

Employment Agreement. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione’s base salary under the employment agreement for the year ended December 31, 2019 was $812,282. Mr. Pantilione’s employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for “cause” as defined in the agreement. If the Bank terminates Mr. Pantilione’s employment without just cause or Mr. Pantilione elects to terminate employment for “good reason” as defined in the agreement, he will be entitled to a continuation of his salary plus his annualized bonus from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that if Mr. Pantilione’s employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to 3.0 times his annual base salary plus an amount equal to 3.0 times the average of the three highest annual bonuses awarded to him prior to such termination; provided that such severance payments following a change in control will be reduced so that such payments will not be made in excess of the tax deductible amounts under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

Change in Control Severance Agreements. The Company has implemented a Management Change in Control Agreement with John F. Hawkins, Senior Vice President and Chief Financial Officer and Elizabeth Milavsky, Executive Vice President and Chief Operating Officer. Such Management Change in Control Agreement provides for severance benefits associated with termination of employment following a change in control equal to two and one-half times the most recent salary and bonus payment, not to exceed the tax-deductible amounts under Section 280G of the Code. In addition, such individuals are eligible to receive reimbursement for premium contributions for their medical, dental and life insurance premiums for 18 months.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of the Company who are not NEOs for the year ended December 31, 2019. The only compensation received by directors was in the form of cash.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Celestino R. Pennoni	241,406	241,406
Fred G. Choate	73,400	73,400
Daniel J. Dalton	62,290	62,290
Arret F. Dobson	78,310	78,310
Edward Infantolino	45,095	45,095
Anthony J. Jannetti	65,040	65,040
Jeffrey H. Kripitz	83,680	83,680
Jack C. Sheppard, Jr.	75,050	75,050

The number of options owned by each non-employee director at December 31, 2019 was as follows:

Name	Number of Options
Celestino R. Pennoni	30,769
Fred G. Choate	24,088
Daniel J. Dalton	18,435
Arret F. Dobson	19,696
Edward Infantolino	19,696
Anthony J. Jannetti	19,696
Jeffrey H. Kripitz	19,696
Jack C. Sheppard, Jr.	19,696

For the year ended December 31, 2019, the chairman and each other non-employee director received board fees of $5,225 and $1,210, respectively. Retainers of $53,350, $25,520 $12,000 and $10,000 were paid to the chairman, audit committee chairman, vice chairman, and each other non-employee director, respectively, regardless of attendance. Additionally, fees were paid in connection with attendance of committee meetings for all non-employee directors. For the fiscal year ended December 31, 2019, board fees totaled $724,271. Currently, each Company director also serves as a Bank director. Directors’ fees are paid by the Bank; there are no additional fees paid by the Company.

RELATED PARTY TRANSACTIONS

In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2019, the aggregate outstanding principal balance of all such related party loans was $12.1 million.

The Company purchased in 2019 employee benefits such as medical insurance, life insurance and disability insurance from an insurance agency partially owned by one of its Board members, Jeffrey H. Kripitz, which amounted to $867,000. Mr. Kripitz has beneficial ownership of 384,525 shares, or 3.24% of the Company’s outstanding shares.

PROPOSAL II – APPROVAL OF THE PARKE BANCORP, INC.

2020 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Parke Bancorp, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), to provide officers, selected employees, outside directors and advisory directors of the Company and any subsidiaries of the Company with additional incentives to promote the growth and performance of the Company. By approving the 2020 Plan, our stockholders will provide us with additional flexibility to continue to attract, retain, incent and reward highly qualified personnel by permitting us to offering a compensation program that is further linked to the performance of our Common Stock. The Board of Directors of the Company believes that the approval of the 2020 Plan is in the best interests of the Company and its shareholders as such plan will provide the Company with additional shares of Company Common Stock to be used to further retain and reward and, to the extent necessary, attract and incent selected employees, officers, outside directors and advisory directors to promote growth, improve performance and further align their interests with those of the Company’s shareholders through the ownership of additional Common Stock of the Company.

Why We Are Seeking Approval of the 2020 Equity Incentive Plan

The 2020 Plan provides for the reservation and future award and issuance of up to 990,000 shares of Company Common Stock in accordance with the plan terms. Upon approval of the 2020 Plan, the 229,495 unawarded shares reserved under the 2015 Equity Incentive Plan will not be awarded in the future. Therefore, approval of the 2020 Plan will only result in a net increase of 760,505 shares of Company Common Stock authorized for issuance as equity incentives representing 6.42% of the total shares issued and outstanding.

The 2020 Plan will permit the Board to continue to award Stock Options to Company directors, officers and employees, and the awarding of Restricted Stock to Advisory Directors.

Highlights of the 2020 Equity Incentive Plan

•

Share Reserve. The 2020 Plan provides for the reservation and future award of up to 990,000 shares of Company Common Stock in accordance with the plan terms. The maximum shares eligible for issuance from the exercise of Stock Options that may be awarded to Outside Directors, Officers and Employees is 935,000 shares of Company Common Stock. In addition, the 2020 Plan authorizes the grant of up to 55,000 shares of Restricted Stock to Advisory Directors.

•

Limits on Grants to Outside Directors. Total shares of Common Stock issuable to Outside Directors under the 2020 Plan shall not exceed 40% of the total shares of Common Stock authorized for issuance under the 2020 Plan in the aggregate (i.e., 396,000 shares). The maximum number of shares of Common Stock related to the award of Non-Qualified Stock Options in any calendar year to any individual Outside Director shall not exceed 22,500 shares of Common Stock, and the maximum number of shares of Common Stock that may be awarded related to Non-Qualified Stock Options to any individual Outside Director shall not exceed 55,000 in the aggregate under the plan.

•

Limits on Grants to Officers and Employees. Total shares of Common Stock issuable to Employees under the 2020 Plan shall not exceed 54.5% of the plan reserve (i.e., 539,000 shares). The maximum number of shares of Common Stock that may be awarded as Stock Option grants to any individual Employee under the 2020 Plan shall not exceed 55,000 shares in the aggregate under the 2020 Plan or 22,500 to any individual Employee in a calendar year.

•

Limits on the Grants to Advisory Directors. Total shares of Stock issuable to Advisory Directors may not exceed 5.5% of the total shares of Stock authorized for issuance under the 2020 Plan in the aggregate (i.e., 55,000 shares). An Advisory Director may not be granted under the 2020 Plan in any calendar year more than 5,000 shares of Restricted Stock.

•

Share Counting. The 2020 Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of Stock Options will not be available for future grant.

•

No Cash-Out or Repricing of Underwater Options. The 2020 Plan prohibits repricing of Stock Options, and there will not be any exchange of underwater Stock Options for cash or shares without shareholder approval.

•

Awards Subject to Clawback. Awards granted under the 2020 Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, the forfeiture provisions of the Sarbanes-Oxley Act of 2002 or under Section 954 of the Dodd-Frank Act. Awards may also be subject to recoupment under any policy adopted by the Company from time to time.

•

Minimum Vesting and Acceleration. Typically, awards of Stock Options and Restricted Stock will vest over a period of five years, however, the Committee does have the flexibility of making awards with a shorter period of vesting, but in no event less than one year following the date of grant. Vesting of Awards may accelerate in the event of the death, Disability or Retirement of the Participant or a Change in Control of the Company.

The following summary of the material features of the 2020 Equity Incentive Plan is qualified in its entirety by reference to the provisions of the 2020 Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this summary and the terms of the 2020 Equity Incentive Plan, the terms of the 2020 Equity Incentive Plan will control. Capitalized terms not defined in the proxy statement will have such meaning as defined in the 2020 Equity Incentive Plan.

General

Subject to permitted adjustments for certain corporate transactions, the 2020 Plan authorizes the issuance of up to 990,000 shares of Company Common Stock. Upon approval of the 2020 Plan, the 229,495 unawarded shares under the 2015 Equity Incentive Plan will not be awarded in the future. Therefore, approval of the 2020 Plan will only result in a net increase of 760,505 shares of Company Common Stock authorized for issuance as equity incentives, representing approximately 6.42% of the shares of Common Stock currently outstanding. Such shares may be issued under the 2020 Plan pursuant to grants of incentive stock options, non-qualified stock options and restricted stock awards. Of this number, the maximum shares of Company Common Stock that may be issued under the 2020 Plan pursuant to the exercise of stock options is 935,000 shares and the maximum number of shares of Company Common Stock that may be issued as restricted stock awards is 55,000 shares.

The 2020 Plan will be administered by the Compensation Committee, who are disinterested board members (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2020 Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2020 Plan’s purposes; and (iv) interpreting the provisions of the 2020 Plan.

Eligibility

Employees, outside directors and advisory directors of the Company or its subsidiaries are eligible to receive awards under the 2020 Plan.

Types of Awards

The Committee may determine the type, terms and conditions of awards under the 2020 Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options, non-qualified stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the Company’s Common Stock on the date the stock option is granted. Fair market value for purposes of the 2020 Plan means the final sales price of Company’s Common Stock as reported on the Nasdaq Capital Market (or other exchange on which Company shares are listed or traded) on the date the option is granted, or if the Company’s Common Stock was not traded on such date, then the closing sale price on the first preceding day on which sales were reported and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options may provide certain tax advantages for employee recipients and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares issuable as payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; or (v) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of Common Stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2020 Plan will be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2020 Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Unless otherwise determined by the Committee, the recipient of a restricted stock award may not exercise any voting rights with respect to Common Stock subject to an award prior to such award being earned. Unless the Committee determines otherwise, the Restricted Stock Awards will not provide the recipient with any cash dividends or cash distributions declared and paid with respect to shares subject to a restricted stock award prior to the time that such award is earned and non-forfeitable.

Prohibition Against Option Repricing. The 2020 Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted, except for equitable adjustments related to certain corporate transactions, such as stock dividends, stock splits and stock exchanges, unless such action is approved by a vote of the Company’s stockholders.

Restrictions on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2020 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2020 Plan upon the participant’s death.

Limitation on Awards under the 2020 Plan

The following limits apply to awards under the 2020 Plan:

•

The 2020 Plan provides for the reservation and future award and issuance of up to 990,000 shares of Company Common Stock in accordance with the plan terms. Upon approval of the 2020 Plan, the 229,495 unawarded shares under the 2015 Equity Incentive Plan will not be awarded in the future. Therefore, approval of the 2020 Plan will only result in a net increase of 760,505 shares of Company Common Stock authorized for issuance as equity incentives.

•

Such shares may be issued under the 2020 Plan pursuant to grants of incentive stock options, non-qualified stock options and restricted stock awards. Of this number, the maximum shares of Company Common Stock that may be issued under the 2020 Plan pursuant to the exercise of stock options is 935,000 shares and the maximum number of shares of Company Common Stock that may be issued as restricted stock awards is 55,000 shares.

•

Total shares of Stock issuable to Outside Directors under the 2020 Plan shall not exceed 40% of the total shares of Stock authorized for issuance under the 2020 Plan in the aggregate (i.e., 396,000 shares). The maximum number of shares of Stock issuable to any single Outside Director related to the award of Non-Qualified Stock Options may not exceed 55,000 shares under the 2020 Plan in the aggregate, and an Outside Director may not be granted under the 2020 Plan in any calendar year Non-Qualified Stock Options to acquire more than 22,500 shares.

•

Total shares of Stock issuable to Employees under the 2020 Plan shall not exceed 54.5% of total shares of Stock authorized for issuance under the 2020 Plan in the aggregate (i.e., 539,000 shares). The maximum number of shares of Stock related to the award of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) issuable to any single Employee may not exceed 55,000 shares under the 2020 Plan in the aggregate. An Employee may not be granted under the 2020 Plan in any calendar year Stock Options to acquire more than 22,500 shares.

•

Total shares of Stock issuable to Advisory Directors may not exceed 5.5% of the total shares of Stock authorized for issuance under the 2020 Plan in the aggregate (i.e., 55,000 shares). An Advisory Director may not be granted under the 2020 Plan in any calendar year more than 5,000 shares of Restricted Stock.

In the event of a corporate transaction involving the Common Stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Company Common Stock covered by an award under the 2020 Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2020 Plan.

Performance Based Features

Performance Measures. Upon the grant of an Award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such Awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of stock options and/or restricted stock awards. The terms and conditions of any award, including any performance targets, if any, for each Participant shall be detailed in an award agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable award agreement, then such award shall be forfeited. Once such performance targets are attained, as certified by the Committee, such award shall be deemed first earned and non-forfeitable. Such performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to awards, including the authority to determine that awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program. The Committee shall have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee shall certify in writing that any performance goals or other material terms applicable to an award were in fact satisfied, modified or waived, prior to such award first becoming earned and non-forfeitable.

Vesting of Awards

If the right to become vested in an award under the 2020 Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, and may be subject to acceleration of vesting in the event of death, disability, retirement or upon a change in control. It is anticipated that all stock options and restricted stock awards will be granted subject to a vesting schedule of 20% per year over a five-year period commencing one year from the date of grant. Upon termination of service for reason of disability, death or retirement, (i) all stock options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and (ii) all restricted stock awards which have not yet become earned and non-forfeitable, shall, in each case, become earned and be exercisable as if the participant had terminated service as a result of such death, disability or retirement as of the date of the next vesting event applicable to each outstanding award. Retirement for purposes of acceleration of vesting of awards shall be on or after completion of ten years of employment or service and attainment of age 65 or later for employees and age 70 or later for directors. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the 2020 Plan, provided that such vesting period shall be not less than one year from the date of grant, and vesting may accelerate upon the death, disability or Retirement of the participant or a change in control of the Company.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control of the Company or Parke Bank, all outstanding options then held by a participant will become fully exercisable,

and all restricted stock awards shall be fully earned and vested. For the purposes of the 2020 Plan, a “Change in Control” means (i) the Company or Parke Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or Parke Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or Parke Bank immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Parke Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or Parke Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute the Company’s or Parke Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or Parke Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2⁄3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (iv) the Company or Parke Bank sells to a third party all or substantially all of its assets.

In the event of a Change in Control, any performance measures related to an award under the 2020 Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2020 Plan or any award granted under the 2020 Plan, provided that, other than as provided in the 2020 Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the 2020 Plan related to repricing, materially increase the original number of securities which may be issued under the 2020 Plan (other than as provided in the 2020 Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2020 Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the 2020 Plan at any time, retroactively or otherwise, to insure that the 2020 Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the 2020 Plan and any outstanding award, without participant consent, in order (i) to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance, or (ii) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2020 Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Cash Payment in Lieu of Delivery of Shares.

Upon the exercise of a stock option, the Committee, in its sole and absolute discretion, may make a cash payment to the participant, in whole or in part, in lieu of the delivery of shares of common stock. Such cash payment to be paid in lieu of delivery of common stock shall be equal to the difference between the Fair Market Value of the Stock on the date of the stock option exercise and the exercise price per share of the stock option. Such cash payment shall be in exchange for the cancellation of such stock option. Such cash payment shall not be made in the event that such transaction would result in liability to the participant or the Company under Section 16(b) of the Securities Exchange Act and regulations promulgated thereunder, or subject the participant to additional tax liabilities related to such cash payments pursuant to

Section 409A of the Internal Revenue Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding stock option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of common stock on the date of the stock option cancellation and the Exercise Price per share of the stock option.

Duration of Plan

The 2020 Plan will become effective upon approval by the stockholders at this Annual Meeting. The 2020 Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the 2020 Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2020 Plan. However, any termination of the 2020 Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2020 Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within the later of two years from the date of the grant of the incentive stock option or one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes a voluntary election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant, rather than upon the lapse of the substantial risk of forfeiture, at the grant date fair market value, and the Company will be entitled to this earlier deduction.

Withholding of Taxes. The Company may withhold amounts from employee participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, employee participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2020 Plan in the event of a Change in Control may cause part or all of the compensation involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a federal tax deduction by the Company as to some or all of such compensation.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer, chief financial officer and the other most highly compensated executives named in the summary compensation table in this proxy statement (“covered employees”). Accordingly, income recognized upon the exercise of stock options or the vesting of restricted stock awards by a covered employee will be subject to the $1.0 million deduction limit on compensation. The Company will take these deduction limits into account in setting the size and the terms and conditions of awards. The Committee may decide to grant awards that could result in executive compensation that exceeds these deduction limits.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2020 Plan. A participant may also be subject to state and local taxes in connection with the grant or exercise of awards under the 2020 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Possible Dilutive Effects of the 2020 Equity Incentive Plan.

The Common Stock to be issued upon the exercise of stock options awarded or the issuance of restricted stock awards under the 2020 Plan may either be from authorized but unissued shares of Common Stock or shares purchased in the open market. In that the Company stockholders do not have preemptive rights, to the extent that the Company funds awards under the 2020 Plan, in whole or in part, with authorized but unissued shares, the interests of then current stockholders may be diluted. If upon the delivery of shares of Common Stock for all awards, the Company delivers newly issued shares of Common Stock, or 760,505 shares of Common Stock [the net increase in the number of shares of Common Stock authorized under the 2020 Plan reduced by the number of shares not to be issued under the 2015 Equity Incentive Plan upon stockholder approval of the 2020 Plan, the dilutive effect to then current stockholders would be approximately 6.03%. The Company can avoid dilution resulting from the awards under the plan by delivering shares purchased in the open market to fund plan awards.

Clawback Policy

The 2020 Plan provides that if the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse the Company with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2020 Plan are subject to any recoupment or clawback policy adopted by the Board of Directors from time to time, even if adopted after the date of grant of such Awards.

New Benefits Table: Awards to be Granted

The Board of Directors has adopted the 2020 Plan. If the 2020 Plan is approved by stockholders, the Compensation Committee intends to meet at a later date after such stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, outside employee directors and advisory directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Equity Compensation Plan Information

Set forth below is information as of December 31, 2019 with respect to current compensation plans under which equity securities of the Company are authorized for issuance. The outstanding options shown below in column (a) expire in 2026 and 2028, 134,276 shares and 136,400 shares, respectively.

	( a )	( b )	( c )
	Number of Securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	270,676	$14.80	229,495

Total	270,676	$14.80	229,495

Required Vote and Recommendation of the Board

In order to approve the 2020 Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

In the event at the time of the Annual Meeting there are not sufficient votes to approve the 2020 Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN.

PROPOSAL III — RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020, subject to ratification by the Company’s shareholders. A representative of RSM US LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and he will have the opportunity to make a statement if he so desires.

Audit Fees. The aggregate fees billed by RSM US LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2019 and 2018, were $214,323 and $204,001, respectively.

Audit Related Fees. There were no audit related fees paid in 2019 or 2018.

Tax Fees. There were no tax related fees paid in 2019 or 2018.

All Other Fees. There were no other fees paid in 2019 or 2018.

The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the Company’s independent auditor to perform any service. All of the services listed above for 2019 and 2018 were approved by either the Company’s or the Bank’s Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE 2020 FISCAL YEAR.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2019, this committee met four times.

For the fiscal year ended December 31, 2019, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) discussed with the Company’s independent auditor, RSM US LLP, all matters required to be discussed under the standards of the Public Company Accounting Oversight Board and (iii) received from RSM US LLP written disclosures and the letter regarding RSM US LLP’s independence as required by Public Company Accounting Oversight Board, Rule 3526 “Communication with Audit Committee Concerning Independence” and discussed with RSM US LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Audit Committee:

Fred G. Choate (Chairman)

Daniel J. Dalton

Arret Dobson

Jack C. Sheppard, Jr.

PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations of the Securities and Exchange Commission thereunder provide that for smaller reporting companies, such as the Company, for the first annual meeting of shareholders on or after January 21, 2013, and not less than once every three years thereafter, the Company must include a “say on pay” proposal for shareholders to vote to approve the compensation of the Company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission. At the 2017 Annual Meeting of Shareholders, the shareholders approved the advisory vote on the Company’s executive compensation policies and practices as disclosed in the proxy materials by 98% of the shares voting on the matter.

This proposal gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies, as disclosed in this Proxy Statement, through the following resolution:

“Resolved, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this Proxy Statement is hereby approved.”

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the outcome of the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL V – ADVISORY VOTE ON THE FREQUENCY

OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Act and the regulations of the Securities and Exchange Commission thereunder require that smaller reporting companies such as the Company at the first annual meeting of shareholders held on or after January 21, 2013, and not less frequently than once every six years thereafter the Company must include a separate resolution subject to shareholder vote to determine whether the non-binding shareholder vote on executive compensation that is the subject of Proposal IV should occur every one, two or three years. At the 2014 Annual Meeting of Shareholders, the shareholders approved the advisory vote to have the non-binding vote on executive compensation occur every three years by a majority of the votes cast on the matter.

The Board of Directors welcomes the views of shareholders on executive compensation matters. The Board of Directors, however, does not believe that it is necessary to have the non-binding vote on executive compensation occur every year. The Board believes that a vote once every three years will allow stockholders the time needed to properly assess the impact of changes made in the Company’s executive compensation program in response to shareholder votes on executive compensation. The Board of Directors also notes that it incurs costs to have an additional item on the agenda. In the interests of saving costs, the Board recommends that the non-binding vote on executive compensation occur only once every three years.

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

In voting on the frequency of the non-binding say-on-pay resolution, shareholders may vote to have the vote occur every one, two or three years or abstain from voting. The option which receives the most votes from shareholders will be deemed to be the option selected by shareholders. On this matter, abstentions and broker non-votes will have no effect on the outcome of the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the annual meeting of shareholders to be held in 2021, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 22, 2021. Shareholder proposals must meet other applicable criteria as set forth in the bylaws and applicable law in order to be considered for inclusion in the proxy materials.

Shareholder proposals that are not included in the Company’s proxy statement for the 2021 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 20, 2021. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2021 annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation. In addition, the Company has retained Georgeson, Inc. to aid in the solicitation of proxies. Georgeson, Inc. will receive a base fee not to exceed $5,000 plus certain incremental costs for its proxy solicitation services.

THE ANNUAL MEETING TO BE HELD ON APRIL 21, 2020

The Proxy Statement and Annual Report to Shareholders are available at www.investorvote.com/pkbk. For information on how to obtain directions to the Annual Meeting, please call or email Linda Kaiser at (856) 256-2500 or lkaiser@parkebank.com, respectively.

Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form. Stockholders of record can make this election by calling Investor Relations toll-free at 1 (800) 866-PARKEBK, sending an email to InvestorRelations@parkebank.com, or by following the instructions at www.parkebank.com. If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the Record Date upon written request to the Chief Financial Officer, Parke Bancorp, Inc., 601 Delsea Drive, Washington Township, New Jersey 08080.

BY ORDER OF THE BOARD OF DIRECTORS

Linda A. Kaiser

APPENDIX A

PARKE BANCORP, INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the Parke Bancorp, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Parke Bancorp, Inc. (the “Company”), and any of its Subsidiaries or future parent or subsidiary corporations, by providing a means to attract, retain, incent and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of common stock of the Company. The Plan also provides Eligible Participants with an opportunity to increase their ownership interest in the Company as an additional retention incentive. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation. Employees, Directors and Advisory Directors of the Company or any Subsidiary or future parent or subsidiary corporations of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan to Eligible Participants include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time of such Award grant. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Award. Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule, the satisfaction of performance conditions or other terms of the Award.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Shareholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options exchanged in replacement of existing Awards held by an Employee, Director, Advisory Director or other service provider to an acquired entity.

(c)     Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; or (v) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Other Limitations Applicable to ISO Awards. To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISO Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Code Section 422, such ISO Options in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.

(d)     Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Options which were granted under the Plan be bought back by the Company at a time when the Exercise Price of such Stock Options is greater than the Fair Market Value of the Stock on the date of the purchase transaction without shareholder approval of such transaction.

Section 2.3    Restricted Stock Awards.

(a)    Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Parke Bancorp, Inc. dated [Date], made pursuant to the terms of the Parke Bancorp, Inc. 2020 Equity Incentive Plan, copies of which are on file at the executive offices of Parke Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject. Notwithstanding anything herein to the contrary, the Committee shall distribute to a Participant the Stock vested in accordance with a Restricted Stock Award, or portion thereof, within thirty days following the date of such vesting.

(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall not be credited, earned, accrued or distributed to the Participant by the Company in advance of the date that such Award, or portion thereof, shall be deemed earned and non-forfeitable. Any stock dividends, stock splits or other adjustments declared on shares of Stock subject to a Restricted Stock Award shall be credited and attributed on such Stock and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said stock dividends, stock splits or other adjustments were derived.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award shall not be exercised by the Participant prior to the date that such Restricted Stock Award is deemed earned and non-forfeitable. Such voting rights related to such Stock associated with an unearned Restricted Stock Award shall be exercisable by the Committee.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Restricted Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    Other Matters. The conditions for granting or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.

Section 2.4    Performance-Based Compensation.

(a)    Upon the grant of an Award, the Committee may establish the performance targets, if any, which must be met before such Awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of Stock Options and/or Restricted Stock Awards. The terms and conditions of any Award, including any performance targets, if any, for each Participant shall be detailed in an Award Agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable Award Agreement, then such Award shall be forfeited. Once such performance targets are attained, as certified by the Committee, such Award shall be deemed first earned and non-forfeitable. Such performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program.

(b)    The Committee shall have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee shall certify in writing that any performance goals or other material terms applicable to an Award were in fact satisfied, or modified or waived, prior to such Award first becoming earned and non-forfeitable or exercisable.

Section 2.5    Vesting of Awards.

(a)    The Committee shall specify the vesting schedule and other conditions of each Award. Unless otherwise specified by the Committee at the date of grant and set forth in an Award Agreement between the Company and the Participant, Awards shall be granted with a vesting rate equal to 20% per year, with the first installment vesting on the one year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the Award recipient until such Award is fully earned; provided, however, in no event will the specified vesting period be less than one year from the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or Retirement or upon a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus, advisory director or consultant shall constitute continued Service for purposes of vesting.

(b)    Notwithstanding the limitations set forth at Section 2.5(a), the Committee may, in its sole discretion, determine that all Stock Options granted or then held by a Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards shall be fully earned and vested immediately as permitted, each as provided in accordance with Sections 2.8 and Article 4 hereof.

Section 2.6    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or by other means.

Section 2.8.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of Termination of Service, and Stock Options may be exercised only for a period of three (3) months following Termination of Service and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested as of such date of Termination of Service for Cause shall expire and be forfeited.

(c)    Upon Termination of Service for reasons of Disability or death or, to the extent permitted by the Committee, Retirement, (i) all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and (ii) all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and non-forfeitable, as if the Participant had Terminated Service as of the date of the next vesting event applicable to each outstanding Award. Stock Options which are or become exercisable may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of the Participant, the Participant’s death must have occurred while employed or within three months of Termination of Service.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be from authorized but unissued shares of Stock, Stock currently held as treasury shares or, to the extent permitted by applicable law, Stock subsequently acquired by the Company as treasury shares, including shares of Stock purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Nine Hundred and Ninety Thousand (990,000) shares of Stock in the aggregate. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) is Nine Hundred and Thirty-Five Thousand (935,000) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Fifty-Five Thousand (55,000) shares of Stock. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.3. Upon the Effective Date of the Plan, the Company will not make any additional grants of Stock Options or Restricted Stock under the Company’s 2015 Equity Incentive Plan, but prior outstanding Awards will continue to vest and be exercisable.

(b)    Limitations on Awards.

(i)    Total shares of Stock issuable to Outside Directors under the Plan shall not exceed 40% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 396,000 shares). The maximum number of shares of Stock issuable to any single Outside Director related to the award of Non-Qualified Stock Options may not exceed 55,000 shares under the Plan in the aggregate, and an Outside Director may not be granted under the Plan in any calendar year Non-Qualified Stock Options to acquire more than 22,500 shares.

(ii)    Total shares of Stock issuable to Employees under the Plan shall not exceed 54.5% of total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 539,000 shares). The maximum number of shares of Stock related to the award of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) issuable to any single Employee may not exceed 55,000 shares under the Plan in the aggregate. An Employee may not be granted under the Plan in any calendar year Stock Options to acquire more than 22,500 shares.

(iii)    Total shares of Stock issuable to Advisory Directors may not exceed 5.5% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 55,000 shares).    An Advisory Director may not be granted under the Plan in any calendar year more than 5,000 shares of Restricted Stock.

(c)    Computation of Shares Available. For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock issued with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Awards earned, rather than by the net number of shares of Stock issued.

Section 3.3    Corporate Transactions.

(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events

(including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary, or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which the Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.4    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law or the applicable rules of any Exchange.

(c)    Award Payouts. Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine in its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, determine that upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option to be cashed-out. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option.

(d)    Other Matters. In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Participant shall have any of the rights of a shareholder of the Company until shares of Stock are issued upon the exercise of such Stock Options or the delivery of shares following the vesting of a Restricted Stock Award, except as otherwise provided herein. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a)    Upon a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)    Upon a Change in Control, all Restricted Stock Awards described in Section 2.1(b) shall become fully earned and vested immediately.

(c)    In the event of a Change in Control, any performance measure or condition applicable to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2    Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)    Merger. The Company merges into or consolidates with another entity, or merges another bank or corporation into the Company, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets. The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board or the Committee (or if necessary to maintain compliance with the applicable listing standards, those members of the Committee who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Board or the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors, Employees and Advisory Directors, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements (as provided at Section 2.8 and Article 4) applicable to an Award at any time after the grant of the Award.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)    Deductibility of Compensation. The Committee, in its discretion, shall have the authority to grant Awards whether or not such Awards will satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Code Section 162(m).

Section 5.3    Delegation by Committee. The Chairman of the Committee and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s shareholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment by the Committee or the Board made pursuant to Sections 2.6, 6.2 or 7.17 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Shareholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(d)    Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.2    Restrictions on Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards shall not be transferable prior to the time that such Awards are deemed earned and non-forfeitable to the Participant unless provided for in accordance with a qualified domestic relations order.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding and Tax Matters.

(a)    Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in Stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case, there are no adverse accounting consequences to the Company (with a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 being deemed an adverse consequence).

(b)    Notice of Section 83(b) Election. In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c)    Notice of Disqualifying Disposition. If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days thereof.

(d)    Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an

Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12    No Fractional Shares; Minimum Issuances. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down. No fewer than 100 shares of Stock may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New Jersey within thirty miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to recoupment under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

(c)    In addition, Awards granted hereunder are subject to any recoupment policy adopted by the Board from time to time, whether such policy shall have been adopted prior to or following a Participant’s receipt of an Award.

Section 7.18    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. Further, Participants must exercise or forfeit their Stock Options in the event the Company becomes critically undercapitalized or receives a capital directive, as determined by the Company’s state or primary federal banking regulator.

Section 7.19    Shareholder Approval. Shareholder approval of such Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter in person or by proxy at a meeting of shareholders of the Company held within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of shareholders shall be approved by an affirmative vote of a majority of the votes cast on the matter in person or by proxy at a meeting of shareholders of the Company.

Section 7.20    Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.

“Advisory Director” means an individual designated by the Board of Directors of the Company as a member of an advisory board established by the Company or any Subsidiary or an individual serving the Company or the Bank as a director emeritus, advisory director or in a similar capacity.

“Award” means any Stock Option or Restricted Stock Award or any combination of each, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Bank” means Parke Bank and any successors thereto.

“Board” means the Board of Directors of the Company.

“Cause” or “Termination for Cause” means: (i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii) In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Code Section 409A and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Board or the Committee acting under Article 5.

“Company” shall mean Parke Bancorp, Inc. and any successors thereto.

“Director” means a member of the Board of Directors of the Company or a Subsidiary, or any successors thereto from time to time.

“Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Code Section 22(e)(3); and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary during the past three years; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.

“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

“ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Outside Director” means any member of the Board who is not also at that time an Employee.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

“Retirement” means, unless otherwise specified in an Award Agreement, termination from employment as an Employee on or after the attainment of age 65 , or Termination of Service as a Director on or after the attainment of age 70, and in each case having completed not less than ten years of employment or service; provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A Director will be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options only if the Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Director’s intention to retire. A Director who continues in Service as an Advisory Director shall be deemed to be in the Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means continuous service as an Employee, service provider, or Outside Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

“Stock” means the common stock of the Company, $0.10 par value per share.

“Stock Option” means an ISO or a Non-Qualified Stock Option.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an Advisory Directory) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or Advisory Director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as an Outside Director or director emeritus or Advisory Director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Eastern Time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

Parke Bancorp Inc. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 3:00 a.m., Central Time, on April 20, 2020.OnlineGo to www.investorvote.com/pkbk or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/pkbk2020 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4 and for every 3 YEARS on Proposal 5.1. Election of Directors: + To elect four directors each to serve a three-year term; For Withhold For Withhold For Withhold01—Celestino R. Pennoni 02—Vito S. Pantilione 03—Edward Infantolino04—Elizabeth A. Milavsky For Against Abstain For Against Abstain2. To approve the Parke Bancorp, Inc. 2020 Equity Incentive Plan; 3. To ratify the appointment of RSM US LLP as our independent auditor for the fiscal year ending December 31, 2020;1 Year 2 Years 3 Years Abstain 4. To approve an advisory (non-binding) proposal regarding our 5. To vote on a non-binding advisory proposal regarding executive compensation; the frequency with which stockholders should vote on the Company’s executive compensation B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 037HUA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/pkbk Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/pkbk IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Parke Bancorp Inc. + Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 21, 2020 The Board of Directors of Parke Bancorp, Inc., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Parke Bancorp Inc. to be held on April 21, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4 and FOR every 3 YEARS on item 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +